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                                  AMENDMENT TO
                     COMPANY REGISTRATION RIGHTS AGREEMENT

                               AMENDMENT AGREEMENT

      This Amendment Agreement, dated as of September 11, 2001 (the "AMENDMENT AGREEMENT"), is entered into by and between Carrier1 International S.A., a Luxembourg societe anonyme (the "COMPANY"), and Carrier One, LLC, a limited liability company formed under the laws of Delaware ("CARRIER ONE"). Capitalized terms used in this Amendment Agreement without definition shall have the meanings ascribed thereto in the Registration Rights Agreement, dated as of March 1, 1999, by and among, Carrier One, Stig Johansson, Joachim Bauer, Eugene
A. Rizzo, Kees van Ophem, Neil Craven, Terje Nordahl, Edward Gross, Philip Poulter and the Company, as amended from time to time (the "REGISTRATION RIGHTS AGREEMENT").

      WHEREAS, the Company, Carrier One and certain individuals are parties to the Registration Rights Agreement;

      WHEREAS, the Company and Carrier One wish to amend the Registration Rights Agreement to provide a clarification to Sections 1(d), 2(c) and 7(d) thereof;

      WHEREAS, the Company, Carrier One and the Executive wish to further amend the Registration Rights Agreement such that the Executive becomes a party thereto and is granted certain registration rights thereunder;

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      SECTION 1.        AMENDMENT.

      In accordance with Section 10(d) of the Registration Rights Agreement, the Registration Rights Agreement is hereby clarified and amended as follows:

      (A) Section 1(d) of the Registration Rights Agreement is hereby amended by inserting immediately after the words "are not Registrable Securities" appearing therein the words "or Warrant Shares".

      (B) Section 2(c) of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following text:
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            "(c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration
is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company, Carrier One and each Management Investor requesting registration in writing that in their opinion the number of Equity Securities that holders of Equity Securities propose to sell therein, whether or not such selling holders have the right to include Equity Securities therein (such Equity Securities, other than any Warrant Shares, the "OTHER EQUITY SECURITIES"), plus the number of Warrant Shares that holders thereof have requested to be sold therein, plus the number of Equity Securities to be underwritten on behalf of the Company (the "COMPANY EQUITY SECURITIES"), exceeds the maximum number of Equity Securities specified by the managing underwriters that may be distributed without adversely affecting the price, timing or distribution of the Company Equity Securities, then the Company shall include in such registration such maximum number of Equity Securities requested to be included as follows: FIRST the Company Equity Securities, SECOND (i) the Registrable Securities requested to be included in such registration by Carrier One, (ii) the Equity Securities requested to be included in such registration by the Management Investors and, if applicable, the Other Management Investors, and
(iii) Warrant Shares requested to be included in such registration by the holders of Warrant Shares, pro rata on the basis of the Registrable Securities or Warrant Shares, as applicable, owned by each such holder, and THIRD the Equity Securities requested to be included in such registration by any other holder."

      (C) Section 7(b) of the Registration Rights Agreement is hereby amended by replacing each reference therein to "Section 4(e)" with a reference to "Section 4(II)(b)".

      SECTION 2.        COUNTERPARTS.

      This Amendment Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, each of the undersigned has executed this Amendment
Agreement or caused this Amendment Agreement to be executed on its behalf as of the date first written above.

                                            CARRIER1 INTERNATIONAL S.A.

                                            By: /s/ Glenn Creamer
                                                --------------------------------
                                                Title:


                                            By: /s/ Mark Pelson
                                                --------------------------------
                                                Title:


                                            CARRIER ONE, LLC

                                            By: /s/ Glenn Creamer
                                                --------------------------------
                                                Title:


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